Imperial Fund Mortgage Trust 2022-NQM7 ABS-15G

Exhibit 99.5

Data Compare Summary

2022-NQM7_Imperial Fund II_FINAL

Run Date - 11/7/2022 16:30:00 PM

Field Label	Loans With Discrepancy	Total Times Compared	% Variance	Comments
Borrower First Name	41	547	7.50%	All variances were spelling differences in the tape vs on the note.
Borrower Last Name	16	547	2.93%	All variances were spelling differences in the tape vs on the note.
Coborrower First Name	3	547	0.55%	All variances were spelling differences in the tape vs on the note.
Coborrower Last Name	0	547	0.00%
# of Units	6	547	1.10%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all 5 variances.
Contract Sales Price	17	504	3.37%	Mission noted that in all but two of the instances these were due to decimal points. In the two instances where there was a difference it was due to an contract amendment change before closing.
Debt Service Coverage Ratio	182	540	33.70%	All variances are the result of rounding differences or variances in captured borrower debt calculations. We used debts from the credit report that may be different than what was known at the time of underwriting and origination. Mission verified all variances and verified DSCR calculations met Guidelines.
Borrower Qualifying FICO	21	547	3.84%	All variances were the result of rounding differences or other slight variations in what was captured from the credit reports. Mission verified all captured FICO scores met Guidelines.
Borrower Total Income	71	547	12.98%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified Borrower total Income reported.
Occupancy	0	547	0.00%
First Payment Date	35	547	6.40%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Primary Appraised Value for LTV	0	547	0.00%
Note Date	34	547	6.22%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Note Interest Rate	20	547	3.66%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Original Loan Amount	15	547	2.74%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Loan Program	175	547	31.99%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified programs from the Loan approval.
Original LTV	0	547	0.00%
Original P&I	57	547	10.42%	The Lender provided a different tape from their new LOS system and this field is not yet present for compare purposes. This accounted for all variances. In all cases Mission verified dates from the Promissory note.
Property Type	36	547	6.58%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Primarily these are differences in Condo or attached family designations. Mission verified in each case that the property type met guideline requirements.
Purpose	0	547	0.00%
Refi Purpose	17	150	11.33%	Property Type variations were a result of enumeration differences between the client bid tape and ASF property types designations. Mission verified in each case that the property type met guideline requirements.
Street	132	547	24.13%	All variances were spelling differences in the tape vs on the note.
City	36	547	6.58%	All variances were spelling differences in the tape vs on the note.
State	0	547	0.00%
Zip	11	547	2.01%	All variances were spelling differences in the tape vs on the note.

Total